                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT


                    Pursuant  to   Section   13  or   15(d)  of  the
                       Securities  Exchange  Act of  1934


            Date of Report  (Date of earliest  event  reported) May 13, 1998




                            WASTE SYSTEMS INTERNATIONAL, INC.
                 (Exact name of registrant as specified in its charter)




              Delaware                                                95-4203626
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)

                                         0-25998
                                 Commission File Number)

420 Bedford Street, Suite 300
Lexington, Massachusetts                                                   02173
(Address of principal executive offices)                              (zip code)



                                   (781) 862-3000 Phone
                                     781) 862-2929 Fax
                  (Registrant's telephone number, including area code)



                       This document contains a total of 3 pages.

Item 5.  Other Events.

         On May 13, 1998, Waste Systems International, Inc. (the "Company") closed an offering of $60.0 million in Subordinated Notes (the "Notes"), which resulted in net proceeds to the Company of approximately $58.3 million. The Notes will mature in May 2005, and bear interest at 7.0% per annum, payable semi-annually in arrears on each June 30 and December 31, commencing June 30, 1998. Subject to prior approval of the stockholders of the Company on or before December 31, 1998, the Notes and any accrued but unpaid interest will be convertible into Common Stock at a conversion price of $10.00 per share. Following receipt of stockholder approval, the shares will be convertible at the option of the holder at any time and can be mandatorily converted by the Company after 2 years if the Company's Common Stock closing price equals or exceeds the conversion price of $10.00 per share for a period of 20 consecutive trading days. If stockholders approval is not received by December 31, 1998, the interest rate of the Notes will increase to 12.0% effective retroactively to September 1, 1998.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

              Exhibit 4.1  Form of 7% Subordinated Notes Due 2005

              Exhibit 4.2 Registration Rights Agreement by and between Waste Systems International, Inc. and First Albany Corporation, dated May 13, 1998.

              Exhibit 99 Press Release of Waste Systems International, Inc. dated May 13, 1998.

Exhibits


Exhibit No.   Description
-----------   -----------

Exhibit 4.1   Form of 7% Subordinated Notes Due 2005

Exhibit 4.2 Registration Rights Agreement by and between Waste Systems International, Inc. and First Albany Corporation, dated May 13, 1998.

Exhibit 99    Press Release of Waste Systems International, Inc.dated May 13,
              1998.

SIGNATURES

         Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     WASTE SYSTEMS INTERNATIONAL, INC.


                  Date:  May 21, 1998   By:/s/ Philip Strauss
                                           ------------------------------------
                                        Philip Strauss
                                        Chairman, Chief Executive Officer and
                                        President(Principal Executive Officer)



                  Date: May 21, 1998    By:/s/ Robert Rivkin
                                           ------------------------------------
                                        Robert Rivkin
                                        Executive Vice President-Acquisitions,
                                        Chief Financial Officer, Treasurer and
                                        Secretary(Principal Financial and
                                        Accounting Officer)

Exhibit 4.1




                         7% Subordinated Notes due 2005

No. 1

Cusip No. 94106PAB6



WASTE SYSTEMS INTERNATIONAL, INC., a Delaware corporation (hereinafter called the "Company") hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Sixty Million Dollars ($60,000,000.00) on May 13, 2005.




                 Interest Payment Dates: June 30 and December 31



                      Record Dates: June 15 and December 16




                                         WASTE SYSTEMS INTERNATIONAL, INC.

                                      By: __________________________________
                                      Name:
                                      Title:

Attest:___________________________

         UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE
ABSENCE OF SUCH REGISTRATION OR ANY APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY (1) BY ITS ACQUISITION HEREOF REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) AND (2) IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (X) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
(i)(a)  TO  A  PERSON  WHO  THE  SELLER  REASONABLY   BELIEVES  IS  A  QUALIFIED
INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, OR (c) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (ii) TO THE COMPANY OR (iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (Y) THE HOLDER WILL, AND WILL REQUIRE EACH SUBSEQUENT HOLDER TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (X) ABOVE.

         Capitalized terms used herein shall have the meanings given such term herein or in Article XI hereof.


I.         INTEREST.

1.1 Waste Systems International, Inc., a Delaware corporation (the "Company"), whichincludes any successors to the Company, promises to pay on May 13, 2005 the principal sum of this Subordinated Note and all other Subordinated Notes issued by the Company in connection with that certain Purchase Agreement dated May 7, 1998 between the Company and the initial purchaser listed therein (a "Note" or collectively, the "Notes") and to pay interest thereon as provided herein at the rate of 7% per annum; provided, however, if the Stockholder Approval is not obtained on or before December 31, 1998, the rate per annum on the Notes will adjust to 12% per annum with effect from and after September 1, 1998. The Company will pay interest, if any, in United States dollars (except as otherwise provided herein) semi-annually in arrears prior to 10:00 a.m., Boston time, on June 30 and December 31 of each year commencing on June 30, 1998, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance of the Notes; provided that if there is no existing Default or Event of Default in the payment of interest, and if this Note is authenticated between a record date
referred to on the face hereof and the next succeeding   Interest Payment  Date,
interest shall accrue from such next succeeding Interest Payment Date, except in the case of the original issuance of Notes, in which case interest shall accrue from May 13, 1998. If the Stockholder Approval is not obtained on or before December 31, 1998, then with respect to the interest payment due on December 31, 1998, interest shall accrue at a rate of 7% per annum from July 1, 1998 through August 31, 1998, and at a rate of 12% per annum from September 1, 1998 through December 31, 1998.

II.  METHOD OF PAYMENT

2.1 The Company will pay interest on the Notes (except defaulted interest) and Liquidated Damages, on the applicable Interest Payment Date to the Presons who are registered Holders if Notes at the close of business on June 15 or December 16 mext preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date. The Notes shall be payable as to principal, premium and interest at the office or agency of the Company maintained for such purpose within or without the City of Boston and Commonwealth of Massachusetts, or, at the option of the Company, payment of interest may be made by check mailed to the holders of the Notes at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds shall be required with respect to principal of, premium, if any, and interest on, all Global Notes. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.


III.         PAYING AGENT AND REGISTRAR.

3.1 Initially, UMB Bank, N.A. shall act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity. The provisions of this Article III are subject to those terms set forth in
Article VI.

IV.         SUBORDINATION

4.1. The indebtedness evidenced by the Notes, and the payment of the principal of(and premium, if any), and interest on the Notes, is wholly subordinate, junior and subject in right of payment, to the extent and in the manner hereinafter provided, to the prior payment of all Senior Indebtedness, whether outstanding on the date of issuance of the Notes or thereafter created, incurred, assumed or guaranteed. Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, such Senior Indebtedness must be paid in full (including the principal thereof and interest thereon) in cash before any payment is made on or in respect of principal of premium, if any, or interest on the Notes or to acquire any of the Notes.

                  For the purposes of this Article IV the following definitions apply:

                  "Senior Indebtedness" means the principal of, interest on and other amount due on (i) Indebtedness of the Company, whether outstanding on the date of issuance of the Notes or thereafter created, incurred, assumed or guaranteed by the Company for money borrowed from banks or other financial institutions; (ii) commitment or standby fees due and payable to lending institutions with respect to credit facilities available to the Company , which credit facilities fall within the scope of clause (i) above to the extent of money borrowed thereunder; (iii) obligations under interest rate and currency swaps, floors, caps or other similar arrangements intended to fix interest rate obligations with respect to Indebtedness falling within the scope of clause (i) above; (iv) Indebtedness secured by any lien existing on property which is owned or held by the Company subject to lien to the extent of the creditor's interest in such property; (v) obligations of the Company constituting a guarantee of Indebtedness of or joint obligation with another or others which would be included in the preceding clauses (i), (ii), (iii) or (iv), if an obligation of the Company, or (vi) renewals, extensions or refundings of any of the Indebtedness, fees or obligations referred to in the preceding clauses (i), (ii)
(iii), (iv) and (v); provided that Senior Indebtedness shall not include (A) any particular Indebtedness, if, under the express provision of the instrument creating or evidencing the same, or pursuant to which the same is outstanding, such Indebtedness is stated to be not superior in right of payment to the Notes,
(B) Indebtedness of the Company to any Affiliate, (C) the Notes, (D) Indebtedness of or amounts owed by the Company for compensation to employees, or for goods or materials purchased in the ordinary course of business, or for services, or (E) Indebtedness of the Company to a subsidiary of the Company.

                  "Indebtedness" of any Person means (i) any liability of such Person, contingent or otherwise, (A) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or evidenced by a note, debenture or similar instrument, (B) owed for all or any part of the purchase price of property or other assets or for the cost of property or other assets constructed or of improvements thereto (including any obligation under or in connection with any letter of credit related thereto), other than accounts payable included in current liabilities incurred in respect of property and services purchased in the ordinary course of business, (C) for or with respect to any letter of credit (or reimbursement agreement in respect thereof), banker's acceptance, or performance bond in favor of the Company, or (D) for any payment of money relating to a capitalized lease obligation; (ii) any liability of others of the kind described in the preceding clause (i), which such Person has guaranteed, directly or indirectly, or which is otherwise its legal liability; (iii) any obligation secured by a lien to which the property or assets of such Person are subject, whether or not the obligations secured thereby shall have been assumed by or shall otherwise be such Person's legal liability; (iv) any and all deferrals, renewals, extensions and refunding of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (i), (ii) or (iii); and
(v) any unfunded pension or retiree health benefits liabilities reflected or required to be reflected on such Person's balance sheet.


4.2. No Payment if Default in Senior Indebtedness No payment on account of principal of or interest on the Notes shall be made, and no Notes shall be redeemed or purchased directly or indirectly by the Company, if at the time of such payment or purchase, or immediately after giving effect thereto,
(i) there shall exist a default in any payment with respect to any Senior Indebtedness or (ii) there shall have occurred an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Indebtedness, as defined in theinstrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, and such event of default shall not have been cured or waived or shall not have ceased to exist.

4.3.Payment Upon Dissolution, Etc. Upon payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or other proceedings, all principal and interest due upon any Senior Indebtedness and other sums due under the instrument under which the same is outstanding shall first be paid in full, or payment thereof in full duly provided for, before any Holder of these Notes shall be entitled to receive or, if received, to retain any payment or distribution on account of the Notes; and upon any such dissolution or winding-up or liquidation or reorganization, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which any holders of the Notes would be entitled except for the provisions of this Article 4 shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by any holders of the Notes who shall have received such payment or distribution, directly to the holders of the Senior Indebtedness (pro rata to each such holder on the basis of the respective amounts of such Senior Indebtedness held by such holder) or their representatives to the extent necessary to pay all such Senior Indebtedness in full after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to any holders of the Notes. In the event of any such dissolution, winding-up, liquidation or reorganization of the Company, the holders of the Notes shall be entitled to be paid 100% of the principal amount thereof and accrued interest thereon before any distribution of assets shall be made among the holders of any class of shares of the capital stock of the Company in their capacities as holders of such shares.

                  For purposes of this Article IV, the words "assets" and the phrase "cash, property or securities" shall not be deemed to include shares of common stock of the Company as reorganized or readjusted, or securities of the Company or any other person provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article IV with respect to the Notes to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the Senior Indebtedness is assumed by the new person, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment, and no default is caused under any Senior Indebtedness thereby.

4.4. Rights of Holders Unimpaired. The provisions of this Article IV are fo the purposes of defining the relative rights of the Holders of the Notes and the holders of Senior Indebtedness and nothing in this Article IV shall impair as between the Company and any Holders of the Notes, the obligation of the Company, which is unconditional and absolute, to pay to the holders of the Notes the principal thereof and interest thereon, in accordance with the term of the Notes, nor shall anything herein prevent any Holders of the Notes from exercising all remedies otherwise permitted by applicable law or hereunder upondefault, subject to the rights set forth above of holders of Senior Indebtedness to receive cash, property, or securities otherwise payable or deliverable to the Holder of the Notes.

4.5. Holders of Senior Indebtedness. These provisions regarding subordination will constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness; suchprovisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees under such provisions to the same extent as if they were named therein, and they or any of them may proceed to enforce such subordination. The Holders of these Notes shall execute and deliver to any holder of Senior Indebtedness (i) any such instrument as such holder of Senior Indebtedness may request in order to confirm the subordination of these Notes to such Senior Indebtedness upon the terms set forth in these Notes, and
(ii) any powers of attorney specifically confirming the rights of holders of Senior Indebtedness to enforce such subordination and all such proofs of claim, assignments of claim and other instruments as may be requested by the holders of Senior Indebtedness or their representatives to enforce all claims upon or in respect of the Notes.

4.6. Payments on the Notes. Subject to Section 4.3, the Company may make payments of the principal of, and any interest or premium on, the Notes, if at the time of payment, and immediately after giving effect thereto, (i) there exists no default in any payment with respect to any Senior Indebtedness and (ii) there shall not have occurred an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Indebtedness, as defined in the instrument under which the same is outstanding, permitting holders thereof to accelerate the maturity thereof, other than an event of default which shall have been cured or waived or shall have ceased to exist.


V.    Optional Redemption.

5.1. The Notes may be redeemed at the option of the Company in whole or from time to time in part at any time on and after May 13, 2000 at the Redemption Prices (expressed as a percentage of principal amount) set forth below with respect to the indicated Redemption Date, in each case, plus any accrued but unpaid interest and Liquidated Damages to the Redemption Date. The Notes may not be so redeemed prior to May 13, 2000.



If redeemed during the 12-month period beginning on May 13,     Redemption Price


2000........................................................................106%
2001........................................................................104%
2002........................................................................102%
2003 and thereafter ........................................................100%


5.2.Notice of Redemption. If the Company elects to redeem Notes under Section
5.1 on any Redemption Date, at least thirty (30) days but not more than sixty
(60) days before such Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder whose Notes are to be redeemed at such Holder's address as it appears on the security registe maintained by the Registrar. Each notice of redemption shall identify the Notes to be redeemed and shall state:

         (a) the Redemption Date, and that the Notes called for redemption may not be converted after the Business Day immediately prior to the Redemption Date;


         (b) the Redemption Price, including the amount of accrued and unpaid interest and Liquidated Damages, ifany, to be paid upon such redemption;

         (c)      the name, address and telephone number of the Paying Agent;

         (d) that Notes called for redemption must be surrendered to the Paying Agent at the address specified in such notice to collect the Redemption Price;

         (e) that the only remaining right of the Holders of such Notes is to receive payment of the Redemption Price, including accrued and unpaid interest and Liquidated Damages, if any, to, but excluding the Redemption Date, upon surrender to the Paying Agent of the Notes called for redemption and to be redeemed;

         (f) if any Note is being redeemed in part, the portion of the principal amount, equal to $1,000 or any integral multiple thereof, of such Note to be redeemed and that, on or after the Redemption Date, upon surrender of such Note, a new Note or Notes in aggregate principal amount equal to the unredeemed portion thereof will be issued;

         (g) if less than all the Notes are to be redeemed, the identification of the particular Notes (or portion thereof) to be redeemed, as well as the aggregate principal amount of such Notes to be redeemed and the aggregate principal amount of Notes to be outstanding after such partial redemption;

         (h)      the CUSIP number of the Notes to be redeemed; and

         (i)      that the notice is being sent pursuant to this Section 5.2.

If less than all of the Notes are to be redeemed, the Company will select such Notes for redemption pro rata, by lot or by another method that the Company, in its sole discretion, considers fair and appropriate; provided that such method is not prohibited by any rule or regulation of a stock exchange or market on which the Notes are then listed or quoted.

5.3.Effect of Notice of Redemption. Once notice of redemption is mailed in accordance with Section 5.2, Notes called for redemption shall become due and payable on the Redemption Date and at the Redemption Price, including accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date. Upon surrender to the Paying Agent, if any, such Notes called for redemption shall be paid at the Redemption Price, including accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date; provided that if the Redemption Date is after a regular Record Date and on or prior to the corresponding Interest Payment Date, the accrued interest and Liquidated Damages, if any, shall be payable to the Holder of the redeemed Notes registered on the relevant Record Date; and provided, further, that if a Redemption Date is a Legal Holiday, payment shall be made on the next succeeding Business Day and no interest or Liquidated Damages shall accrue for the period from such Redemption Date to such succeeding Business Day.

5.4.Deposit of Redemption Price. Prior to 10:00 a.m Boston time on the Redemption Date, the Company shall deposit with the Paying Agent
(other than the Company or an affiliate of the Company) cash sufficient to pay the Redemption Price of, including accrued and unpaid interest on, and Liquidated Damages, if any, with respect to, all Notes to be redeemed on such Redemption Date (other than Notes or portions thereof called for redemption on that date that have been delivered to the Company for cancellation). The Paying Agent shall promptly return to the Company any cash so deposited which is not required for that purpose upon the written request of the Company.

                  If the Company complies with the preceding paragraph and the other provisions of this Article V and payment of the Notes called for redemption is not prohibited hereunder or otherwise, interest and Liquidated Damages, if any, on the Notes to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Notes are presented for payment. Notwithstanding anything herein to the contrary, if any Note surrendered for redemption in the manner provided in the Notes shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, Liquidated Damages shall continue to accrue and be paid from the Redemption Date and interest shall continue to accrue and be paid from the Redemption Date until such payment is made on the unpaid principal, and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate and in the manner provided in the Notes.

5.5. Notes Redeemed in Part. Upon surrender of a Note that is to be redeemed in part,the Company shall execute and authenticate and make available for delivery to the Holder, without service charge to the Holder, a new Note or Notes equal in principal amount to the unredeemed portion of the Note surrendered. No sinking fund is provided for the Notes.


VI.  THE NOTES

6.1. Execution and Authentication. Two Officers shall sign or one Officer shall attest to, the Notes for the Company by manual or facsimile signiture. The Company's seal may be, but is not required to be, imporessed, affixed, imprinted or reproduced on the Notes and may be in facimile form.

                  If an Officer whose signature is on a Note was an Officer at the time of such execution but no longer holds that or any office at the time the Note was authenticated, the Note shall be valid nevertheless and the Company shall nevertheless be bound by the terms of the Note.

                  Notes shall be issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.


6.2. Registrar and Paying Agent. The Company shall maintain an office or agency in the United States where Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Notes may be presented for payment ("Paying Agent") and where notices and demands to or upon the Company in respect of the Notes may be served. The Company may act as Registrar or Paying Agent. The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may have one or more co-Registrars and one or more additional Paying Agents. The term "Paying Agent" includes any additional Paying Agent.

                  The Company shall enter into an appropriate written agency agreement with any Paying Agent, which agreement shall implement the provisions of this Note that relate to such Paying Agent.

                  The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.


                  The Company initially appoints UMB Bank, N.A. to act as Note Custodian with respect to the Global Notes.


6.3.Paying Agent to Hold Assets in Trust. The Company shall require each Paying Agent to agree in writing that each Paying Agent shall hold in trust for the benefit of Holders all assets held by the Paying Agent for the payment of principal of, premium, if any, or interest on or Liquidated Damages with respect to, the Notes (whether such assets have been distributed to it by the Company or any other obligor on the Notes). If either of the Company or a subsidiary of the Company acts as Paying Agent, it shall segregate such assets and hold them as a separate trust fund for the benefit of the Holders.

6.4.Security Holder Lists. The Company shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders.

6.5. Transfer and Exchange.

         (a) Transfer and Exchange of Definitive Notes. When Definitive Notes are presented to the Registrar with a request:

                  (x)      to register the transfer of such Definitive Notes; or

                  (y) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations;

the Registrar or co-Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Notes surrendered for transfer or exchange:

                  (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                  (ii) shall be accompanied by the following additional information and documents, as applicable:

                           (A) if such Definitive Note is being delivered to the
                  Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

                           (B) if such Definitive Note is being transferred to a
                  "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act, a certification to that effect; or

                           (C) if such Definitive  Note is being  transferred to
                  an institutional investor that is an "accredited investor" within the meaning of Rule 501(a)(l), (2), (3) or (7) under the Securities Act, a certification to that effect and if the Company so requests, an Opinion of Counsel satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act;

                           (D) if such Definitive  Note is being  transferred in
                  accordance with Regulation S under the Securities Act, a certification to that effect and if the Company so requests, an Opinion of Counsel satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                           (E) if such Definitive  Note is being  transferred in
                  reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect and if the Company so requests, an Opinion of Counsel satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act.

         (b) Restrictions on Transfer of a Definitive Note for a Beneficial Interest in a Global Note. A Definitive Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below. Upon receipt by the Company of a Definitive Note, duly endorsed or accompanied by appropriate instruments of transfer in form reasonably satisfactory to the Company and the Registrar or Co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing, together with:

                  (i) certification, substantially in the form set forth on the Note, that such Definitive Note is being transferred (x) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or (y) in accordance with Regulation S under the Securities Act; and

                  (ii) written instructions directing the Paying Agent to make an endorsement on the Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the applicable Global Note;

then the Company shall cancel such Definitive Note and cause the aggregate principal amount of Notes represented by the appropriate Global Note to be increased accordingly. If no Global Notes are then outstanding, the Company shall issue and authenticate an appropriate new Global Note in the appropriate principal amount.

         (c) Transfer and Exchange of Global Notes. The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary in accordance with this Note (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

         (d) Transfer of a Beneficial Interest in a Global Note for a Definitive Note.

                  (i) Upon receipt by the Company of written instructions or such other form of instructions as is customary for the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Note and upon receipt by the Company of a written order or such other form of instructions as is customary for the Depositary or the Person designated by the Depositary as having such a beneficial interest in a Transfer Restricted Note only, the following additional information and documents (all of which may be submitted by facsimile):

                           (A) if such beneficial  interest is being transferred
                  to the Person designated by the Depositary as being the beneficial owner, a certification from such person to that effect; or

                           (B) if such beneficial  interest is being transferred
                  to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act, a certification to that effect from the transferor; or

                           (C) if such beneficial  interest is being transferred
                  to an institutional investor that is an "accredited investor" within the meaning of Rule 501(a)(l), (2), (3) or (7) under the Securities Act, a certification to that effect if the Company so requests, an Opinion of Counsel satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                           (D) if such beneficial  interest is being transferred
                  in accordance with Regulation S under the Securities Act, a certification to that effect and if the Company so requests, an Opinion of Counsel satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                           (E) if such beneficial  interest is being transferred
                  in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect from the transferee or transferor and if the Company so requests, an Opinion of Counsel satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act;

then the Paying Agent will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Paying Agent, the aggregate principal amount of the applicable Global Note to be reduced and, following such reduction, the Company will execute and authenticate and deliver to the transferee a Definitive Note.

                  (ii) Definitive Notes issued in exchange for a beneficial interest in a Global Note pursuant to this Section 6.5(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Company. The Company shall make such Definitive Notes available for delivery to the persons in whose names such Notes are so registered.

         (e) Restrictions on Transfer and Exchange of Global Notes. Notwithstanding any other provisions of these Notes (other than the provisions set forth in subsection (f) of this Section 6.5), a Global Note may not be transferred as a whole except (i) by the Depositary to a nominee of the Depositary, (ii) by a nominee of the Depositary to the Depositary or another nominee of the Depositary or (iii) by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

         (f) Authentication of Definitive Notes in Absence of Depositary. If at any time:

                  (i) the Depositary for the Notes notifies the Company in writing that the Depositary is no longer willing or able to continue as Depositary for the Global Notes and a successor Depositary for the Global Notes is not appointed by the Company within 90 days after delivery of such notice;

         then the Company will execute and authenticate and make available for delivery Definitive Notes, in an aggregate principal amount equal to the principal amount of the Global Notes, in exchange for such Global Notes.

                  (ii) Upon any sale or transfer of a Restricted Definitive Note (including any Restricted Definitive Note represented by a Global Note) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act:

                           (A) the Registrar  shall permit the Holder thereof to
                  exchange such Restricted Definitive Note for a Definitive Note that does not bear the legend set forth on the first page of this Note and rescind any restriction on the transfer of such Transfer Restricted Note (1) in the case of a sale or transfer pursuant to Rule 144 under the Securities Act, after delivery of a customary Opinion of Counsel satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act or (2) in the case of a sale or transfer pursuant to an effective registration statement under the Securities Act; and

                           (B) any such Restricted  Definitive Note  represented
                  by a Global Note shall not be subject to the provisions set forth in (i) above (such sales or transfers being subject only to the provisions of Section 6.5(c) hereof).

         (g) Cancellation and/or Adjustment of Global Note. At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Notes, redeemed, repurchased or canceled, such Global Note shall be returned to or retained and canceled by the Company. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an endorsement shall be made on such Global Note, by the Paying Agent, at the written direction of the Company, to reflect such reduction.

         (h) Obligations with respect to Transfers and Exchanges of Definitive Notes.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and authenticate Definitive Notes and Global Notes at the Registrar's written request.

                  (ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments, or similar governmental charge payable upon exchanges or transfers.

                  (iii) The Registrar or co-Registrar shall not be required to register the transfer of or exchange of (a) any Definitive Note selected for redemption in whole or in part pursuant hereto, except the unredeemed portion of any Definitive Note being redeemed in part, or
         (b) any Note for a period beginning fifteen (15) days before the mailing of a notice of redemption of Notes pursuant to Section 5.2 hereof and ending at the close of business on the day of such mailing.

         (i) Legends. The following legends shall appear on the face of all Global Notes and Definitive Notes issued by the Company unless specifically stated otherwise.

                  (i)      Private Placement Legend.

                           (A) Each  Global Note and each  Definitive  Note (and
                  all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

                  THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY (1) BY ITS ACQUISITION HEREOF REPRESENTS THAT IT IS A "QUALIFIED
                  INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) AND (2) IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (X) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, OR (c) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (ii) TO THE COMPANY OR
                  (iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (Y) THE HOLDER WILL, AND WILL REQUIRE EACH SUBSEQUENT HOLDER TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (X) ABOVE.

                  (ii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

         UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

6.6.Replacement Notes. If a mutilated Note is surrendered to the Company or if the Holder of a Note claims and submits an affidavit or other evidence, satisfactory to the Company to the effect that the Note has been lost, destroyed or wrongfully taken, the Company shall issue and authenticate a replacement Note. If required by the Company, such Holder must provide an indemnity bond or other indemnity sufficient in the judgment of the Company, to protect the Company or any Agent from any loss which any of them may suffer if a Note is replaced. The Company may charge such Holder for its reasonable, out-of-pocket expenses in replacing a Note.

                  In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Note, pay such Note, upon satisfaction of the conditions set forth in the preceding paragraph.

                  Every new Note issued pursuant to this Section 6.6 in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and such new Note shall be entitled to all the benefits of these Notes with any and all other Notes duly issued.

                  The provisions of this Section 6.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

6.7.Outstanding Notes. Notes outstanding at any time are all the Notes that have been authenticated by the Company (including any Note represented by a Global Note) except those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Company hereunder and those described in this Section 6.7 as not outstanding. A Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note, except as provided in Section 6.8.

                  If a Note is replaced pursuant to Section 6.6 (other than a mutilated Note surrendered for replacement), the replaced Note ceases to be outstanding unless the Company receives proof satisfactory to it that the replaced Note is held by a bonafide purchaser. A mutilated Note ceases to be outstanding upon surrender of such Note and replacement thereof pursuant to
Section 6.6.

                  If on a Redemption Date the Paying Agent (other than the Company or an affiliate of the Company) holds cash or United States government obligations sufficient to pay all of the principal and interest due on the Notes payable on that date in accordance with the terms hereof and payment of the Notes called for redemption is not otherwise prohibited hereof or otherwise, then on and after that date such Notes cease to be outstanding and interest on them ceases to accrue.

6.8.Treasury  Securities.  In  determining  whether  the  Holders  of  the
required principal   amount  of  Notes  have  concurred  in  any  direction,
amendment, supplement, waiver or consent, Notes owned by the Company or an Affiliate of the Company shall be disregarded.

6.9.Temporary Securities. Until Definitive Notes are ready for delivery, the
Company may  prepare  and  authenticate   temporary  Notes.  Temporary  Notes
shall be substantially in the form of Definitive Notes but may have variations that the Company reasonably and in good faith considers appropriate
for temporary Notes. Without   unreasonable   delay,  the  Company  shall
prepare and authenticate Definitive Notes in exchange for temporary Notes. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits as permanent Notes authenticated and delivered hereunder.

6.10.Cancellation. The Company may not issue new Notes to replace Notes that have been paid or delivered to the Company for cancellation. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 6.10, except as expressly permitted in the Notes.


6.11.Defaulted Interest. Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.

                  Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date plus, to the extent lawful, any interest payable on the defaulted interest (collectively, herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant Record Date, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

         (a) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Notes (or their respective predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed by the Company. The Company shall fix a special record date for the payment of such Defaulted Interest which shall be not more than fifteen (15) Business Days and not less than ten (10) Business Days prior to the date of the proposed payment and not less than ten (10) Business Days after the receipt of the notice of the proposed payment ("Special Record Date"). The Company shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed first-class postage prepaid, to each Holder at his address as it appears in the Note register not less than ten (10) Business Days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Notes (or their respective predecessor Notes) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

         (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange.

VII.  CONVERSION OF NOTES

7.1.The holders of Notes may, at any time after the receipt of the Stockholder Approval and until the payment or prepayment of the Notes, convert the principal amount of the Notes and (subject to the Company's option to pay such amounts in cash) any accrued but unpaid interest (or any portion thereof equal to $1,000 or an integral multiple of $1,000) into shares of Common Stock of the Company at a conversion price per share (the "Conversion Price") equal to $10.00 per share(the "Conversion Price"), which is equal to a conversion rate of 100 shares per $1,000 principal amount of Notes. In addition, if the Stockholder Approval is obtained, the Notes will be subject to mandatory conversion at the Company's option at the Conversion Price at any time after May 13, 2000 if the closing price of the Common Stock on the Nasdaq Small-Cap Market (or the principal market on which the Common Stock is then trading) equals or exceeds the Conversion Price for a period of 20 consecutive trading days, subject to the prior registration of the underlying shares pursuant to the Registration Rights Agreement.

                  No payment or adjustment will be made for accrued interest on a converted Note (unless the Company does not elect to pay such accrued interest in cash) or for dividends or distributions on shares of Common Stock issued upon conversion of a Note, but if any Holder surrenders a Note for conversion between the record date for the payment of an installment of interest and the next interest payment date and the Company elects to pay accrued interest in cash, then, notwithstanding such conversion, the interest payable on such interest payment date will be paid to the Holder on such Record Date. However, in the event that a Holder surrenders a Note for conversion between the Record Date and the next interest payment date and the Company elects to pay accrued interest in cash, such Note, when surrendered for conversion, must be accompanied by delivery of a check or draft payable in an amount equal to the interest payable on such interest payment date on the portion so converted unless there exists a default in the payment of interest on the Notes at the time of conversion.

                  The Conversion Price will be subject to adjustment upon the occurrence of certain events occurring after the receipt of the Stockholder Approval, including (i) the issuance of shares of Common Stock or other shares of the Company's capital stock as a dividend or distribution on any class of capital stock of the Company, (ii) the subdivision, combination or reclassification of shares of Common Stock, (iii) the issuance to all or substantially all Holders of Common Stock or rights or warrants entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share less than the then current market price per share, (iv) the distribution to all or substantially all holders of Common Stock of evidence of indebtedness or other non-cash assets (including securities, but excluding those dividends or distributions referred to in clauses (i) and (ii) above), (v) the distribution to all or substantially all holders of Common Stock of rights or warrants to subscribe for securities (other than those referred to in clause (iii) above) and (vi) the distribution to all or substantially all holders of Common Stock of cash in an aggregate amount that (together with all other cash distributions to all or substantially all holders of Common Stock made within the preceding 12 months not triggering a Conversion Price adjustment) exceeds the greater of (a) the net income of the Company for the last fiscal year, or (b) the average net income of the Company for the last three fiscal years. In the event of a distribution pro rata to holders of Common Stock of rights entitling them to subscribe for or purchase additional shares of the Company's capital stock (or securities convertible into or exchangeable for capital stock) (other than those referred to in clause (iii) above), the Company may, instead of making any adjustment in the Conversion Price, make proper provision so that each holder who converts a Note (or any portion thereof) after the Record Date for such distribution and prior to the expiration or redemption of such rights shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon conversion, an appropriate number of such rights. No adjustment of the Conversion Price will be required to be made until the cumulative adjustments require an increase or decrease of at least 1% in the Conversion Price as last adjusted. In addition to the foregoing adjustments, the Company will be permitted to make such reductions in the Conversion Price as it considers, in its sole discretion, to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights will not be taxable to the holders of the shares of Common Stock.

                  In the event of a taxable distribution to holders of Common Stock (or other transaction) which results in any adjustment of the Conversion Price, the Holders of Notes may, in certain circumstances, be deemed to have received a distribution subject to United States income tax as a dividend; in certain other circumstances, the absence of such an adjustment may result in a taxable dividend to the holders of Common Stock. The Company may, at its option, make such reductions in the Conversion Price, as the Board of Directors deems advisable to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

                  If as a result of any adjustment, the Holder of any Note thereafter surrendered for conversion becomes entitled to receive shares of two or more classes of capital stock or Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine in an equitable manner the allocation of the adjusted Conversion Price between and among the shares of such classes of capital stock or Common Stock and other Capital Stock.

                  In the case of (i) any reclassification or change of the Common Stock (other than changes resulting from a subdivision or combination) or
(ii) a consolidation, merger, or combination involving the Company or a sale or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, in each case as a result of which holders of Common Stock shall be entitled to receive stock, other securities, other property or assets (including cash) with respect to or in exchange for such Common Stock, the holders of the Notes then outstanding will be entitled thereafter to convert such Notes into the kind and amount of shares of stock, other securities or other property or assets which they would have owned or been entitled to receive upon such reclassification, change, consolidation, merger, combination, sale or conveyance had such Notes been converted into Common Stock immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance (assuming, in a case in which the Company's stockholders may exercise rights of election, that a Holder of Notes would not have exercised any rights of election as to the stock, other securities or other property or assets receivable in connection therewith and would have received per share the kind and amount received per share by a plurality of non-electing shares).

7.2.No Impairment. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Article VII and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Note against impairment.

7.3.Reservation of Common Stock. The Company shall take such action to reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Notes upon Stockholder Approval, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of all outstanding Notes.

7.4.Cancellation of Notes. If a Note shall have been converted in part the Holder shall be entitled to a new Note representing the unpaid principal balance of such Note remaining after deducting the principal amount converted. All Notes which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such Notes shall forthwith cease and terminate except only the right of the Holders thereof to receive shares of Common Stock in exchange therefor and payment of any accrued and unpaid dividends thereon.
Any Notes so converted shall be retired and canceled, and shall not be reissued.

7.5.Validity of Shares. The Company agrees that all shares of Common Stock which may be issued upon conversion of the Notes will, upon issuance, be legally and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. Without limiting the generality of the foregoing, the Company agrees that it will from time to time take all such action as may be requisite to assure that the par value per share, if any, of the Common Stock is at all times equal to or less than the current Conversion Price of the Notes. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Notes, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Conversion Price.

VIII.  DEFAULT

8.1.Events of Default; Notice and Waiver. If an Event of Default, other than an Event of Default resulting from bankruptcy, insolvency or reorganization occurs and is continuing, the holders of at least 75% in principal amount of the Notes then outstanding may, by notice to the Company, declare all unpaid principal and accrued interest to the date of acceleration on the Notes then outstanding to be due and payable immediately. If an Event of Default under
Section 8.2(d) or (e) shall occur, all unpaid principal of and accrued interest on the Notes then outstanding shall become and be due and immediately payable without any declaration or other act on the part of the Company or any Holders.

                  The Holders of a majority in aggregate principal amount of the Notes may on behalf of all Holders waive any existing default or Event of Default and its consequences except a default in the payment of principal (other than principal due by acceleration) of or interest on the Notes which default materially and adversely affects the rights of any Holder under the Notes.


8.2.Events of Default.  It shall be an Event of Default if:

         (a) the Company shall fail to pay any installment of interest which is due on any of the Notes that is not cured within thirty (30) days; or

         (b) the Company shall fail to pay principal when due, at maturity, upon redemption, acceleration or otherwise; or

         (c) there shall be a failure on the part of the Company duly to observe or perform any of the other covenants and agreements by the Company contained in these Notes which continues for a period of 45 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Holders of at least 75% in principal amount of the Notes outstanding; or

         (d) the Company shall (i) make a general assignment for the benefit of creditors, (ii) apply for, consent to, acquiesce in, file a petition or an answer seeking, or admit (by answer, default or otherwise) the material allegations of a petition filed against it seeking the appointment of a trustee, receiver, liquidator or assignment in bankruptcy or insolvency of itself or of all or a substantial portion of its assets, or a reorganization, arrangement with creditors or other remedy, relief or adjudication available to or against a bankrupt, insolvent or debtor under any bankruptcy or insolvency law or any law relating to relief of debtors, or (iii) admit in writing its inability to pay its debts generally as they become due; or

         (e) a decree, order or judgment shall have been entered adjudging the Company bankrupt or insolvent, or appointing a receiver, liquidator, trustee or assignee in bankruptcy or insolvency for it or for all or a substantial portion of its assets, or approving a petition seeking a reorganization, arrangement, or the winding-up or liquidation of its affairs on the grounds of insolvency or nonpayment of debts, and such decree, order or judgment shall remain undischarged and unstayed for a period of ninety (90) days; or if any substantial part of the property of the Company is sequestered or attached and shall not be returned to the possession of the Company or such subsidiary or released from such attachment within ninety (90) days; or

         (f) there shall have occurred default by the Company with respect to any Indebtedness (other than non-recourse obligations), which default results in the acceleration of Indebtedness having a principal amount in excess of $10,000,000.

8.3.Acceleration of Maturity, Rescission and Annulment. If an Event of Default(other than an Event of Default specified in Section 8.2(d) or 8.2(e) relating to the Company) occurs and is continuing, then in every such case, unless the principal of all of the Notes shall have already become due and payable, the Holders of not less than seventy-five percent (75%) in aggregate principal amount of then outstanding Notes, by a notice in writing to the Company (an "Acceleration Notice"), may declare all of the principal of the Notes (or the Repurchase Price if the Event of Default includes failure to pay the Repurchase Price, determined as set forth below), including in each case premium, if any, accrued interest and Liquidated Damages on or with respect thereto, to be due and payable immediately. If an Event of Default specified in Section 8.2(d) or 8.2(e) relating to the Company occurs, all principal, premium, if any, accrued interest and Liquidated Damages on or with respect thereto will be immediately due and payable on all outstanding Notes without any declaration or other act.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained, Holders of no less than a majority in aggregate principal amount of then outstanding Notes, by written notice to the Company may rescind, on behalf of all Holders, any such declaration of acceleration if:

         (a)      the Company has paid cash sufficient to pay:

                  (i) all overdue interest on, and overdue Liquidated Damages with respect to, all Notes,

                  (ii) the principal of (and premium, if any, applicable to) any Notes which would then be due otherwise than by such declaration of acceleration, and interest thereon at the rate borne by the Notes,

                  (iii) to the extent that payment of such interest is lawful, interest upon overdue interest and Liquidated Damages at the rate borne by the Notes,

         (b) all Events of Default, other than the non-payment of the principal of, premium, if any, and interest on and Liquidated Damages with respect to Notes that have become due solely by such declaration of acceleration, have been cured or waived as provided hereunder.

                  No waiver shall cure or waive any subsequent Default or Event of Default or impair any right consequent thereon.

8.4.Unconditional Right of Holders to Receive Principal, Premium, Interest and Liquidated Damages. Notwithstanding any other provision of this Note, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of, and premium
(if any), interest on and Liquidated Damages with respect to, such Note when due (including, in the case of redemption, the Redemption Price on the applicable Redemption Date), to convert such Note in accordance herewith, and to institute suit for the enforcement of any such payment and right to convert after such respective dates, and such rights shall not be impaired without the consent of such Holder.

8.5.Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in
Section 6.6, no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

8.6.Delay or Omission Not Waiver. No delay or omission by any Holder of any Note to exercise any right or remedy arising upon any Event of Default shall impair the exercise of any such right or remedy or constitute a waiver of any such Event of Default. Every right and remedy given by this Article VIII or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Holders.

8.7.Waiver of Past Default. Holder or Holders of not less than a majority in aggregate principal amount of then outstanding Notes may, on behalf of all Holders, prior to the declaration of acceleration of the maturity of the Notes, waive any past default hereunder and its consequences, except a default in the payment of the principal of, premium, if any, interest on, or Liquidated Damages with respect to, any Notes not yet cured.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Note; but no such waiver shall extend to any subsequent or other default or impair the exercise of any right arising therefrom.

8.8.Undertaking for Costs. Each Holder of any Note by his acceptance thereof shall be deemed to have agreed that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Note, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 8.8 shall not apply to any suit instituted by the Company, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than ten percent (10%)in aggregate principal amount of then outstanding Notes, or to any suit instituted by any Holder for enforcement of the payment of principal of, premium (if any), interest on or Liquidated Damages with respect to, any Note on or after the respective stated maturity of such Note (including, in the case of redemption, on or after the Redemption Date).

IX.  AMENDMENTS, SUPPLEMENTAL NOTES AND WAIVERS WITH CONSENT OF HOLDERS.

9.1.Amendments. Subject to the last sentence of this paragraph, with the consent of the Holders of not less than a majority in aggregate principal amount of then outstanding Notes, by written act of said Holders delivered to the Company, the Company, when authorized by resolutions of the Board of Directors of the Company may amend or supplement the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Notes or of modifying in any manner the rights of the Holders under the Notes. Subject to the last sentence of this paragraph, the Holder or Holders of not less than a majority in aggregate principal amount of then outstanding Notes may, in writing, waive compliance by the Company with any provision of the Notes. Notwithstanding any of the above, however, no such amendment, supplement or waiver shall, without the consent of the Holder of each of the outstanding Notes affected thereby:

         (a) change the stated maturity of any Notes or reduce the principal amount thereof or the rate (or extend the time for payment) of interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Note or any premium or the interest thereon or Liquidated Damages with respect thereto is payable, or impair the right to institute suit for the conversion of any Note or the enforcement of any such payment on or after the due date thereof (including, in the case of redemption, on or after the Redemption Date), or redemption provisions in a manner adverse to the Holders;

         (b) reduce the percentage in principal amount of the outstanding Notes, the consent of whose Holders is required for any such amendment, supplement or waiver provided for in the Notes;

         (c)      adversely affect the right of such Holder to convert Notes; or

         (d) modify any of the waiver provisions, except to increase any required percentage or to provide that certain other provisions of the Notes cannot be modified or waived without the consent of the Holder of each outstanding Note affected thereby.

                  After an  amendment,  supplement  or waiver under this Section
9.1 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplement or waiver.

                  In connection with any amendment, supplement or waiver under this Article IX, the Company may, but shall not be obligated to, offer to any Holder who consents to such amendment, supplement or waiver, or (at the option of the Company) to all Holders, consideration for consent to such amendment, supplement or waiver.

9.2.Revocation and Effect of Consents.

                  Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the consent as to his Note or portion of his Note by written notice to the Company, the Person designated by the Company as the Person to whom consents should be sent if such revocation is received by the Company or such Person before the date on which the Holders of the requisite principal amount of Notes have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver, which record date shall be the date so fixed by the Company. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date, and only those Persons (or their duly designated proxies), shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than ninety (90) days after such record date.

                  After an amendment, supplement or waiver becomes effective, it shall bind every Noteholder, unless it makes a change described in any of clauses (a) through (d) of Section 9.1, in which case, the amendment, supplement or waiver shall bind only each Holder of a Note who has consented to it and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note; provided, that any such waiver shall not impair or affect the right of any Holder to receive payment of principal and premium of and interest on and Liquidated Damages with respect to a Note, on or after the respective dates set for such amounts to become due and payable as then expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates.

X.  SUCCESSORS

10.1.Merger, Consolidation, or Sale of Assets. The Company shall not consolidate or merge with or into (whether or not the Company is the surviving
corporation) or sell,  assign,   transfer,   lease,  convey  or  otherwise
dispose  of  all  or substantially   all  of  its  properties  or  assets  in
one or more related transactions to, another corporation, Person or entity unless (i) the Company is the surviving corporation or the entity or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia, (ii) the entity or Person formed by or surviving any such consolidation or merger (if other than the Company) or the entity or Person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made assumes all the obligations of the Company in a form reasonably satisfactory to the Holders, and (iii) immediately after such transaction, no Default or Event of Default exists.

10.2.Successor Corporation Substituted. Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with
Section 10.1 hereof, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, lease, conveyance or other disposition, the provisions of the Notes referring to the "Company" shall refer instead to the successor corporation and not to the Company), and may exercise every right and power of the Company under the Notes with the same effect as if such successor Person had been named as the Company herein; provided, however, that the predecessor Company shall not be relieved from the obligation to pay the principal of and interest on the Notes except in the case of a sale of all of the Company's assets that meets the requirements ofSection 10.1 hereof.

                  "144A Global Note" means a global note bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Rule 144A.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

                  "Agent" means any Registrar, Paying Agent or co-registrar.

                   "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

                  "Business Day" means any day other than a Legal Holiday.

                  "Capital Stock" means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, including, without limitation, with respect to partnerships, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership.

                  "Common Stock" means shares of common stock, par value $.01 per share, of the Company.

                  "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

                  "Definitive Note" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 6.05 hereof except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto.

                  "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 6.2. hereof as the Depositary with respect to the Notes, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provisions of the Notes.

                  "Global Notes" means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes issued in accordance with the provisions of Article VI hereof.

                  "Global Note Legend" means the legend set forth in Section 6.5(i)(ii), which is required to be placed on all Global Notes with terms similar to this Note issued by the Company.

                  "Holder" means a Person in whose name a Note is registered.

                  "Accredited   Investor"  means  an  institution   that  is  an
"accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who are not also QIBs.

                  "Liquidated Damages" means all liquidated damages then owing pursuant to the terms of the Registration Rights Agreement.

                  "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

                  "Officers' Certificate" means a certificate signed on behalf of the Company by two Officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company.

                  "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Company or any agent acting on behalf of the Holders. The counsel may be an employee of or counsel to the Company or any Subsidiary of the Company.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof (including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

                  "Private  Placement  Legend"  means  the  legend  set forth in
Section 6.5(i)(i) which is required to be placed on all Notes.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of May 13, 1998, by and among the Company and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time.

                  "Restricted Definitive Note" means a Definitive Note bearing the Private Placement Legend.

                  "Restricted Global Note" means a Global Note bearing the Private Placement Legend.

                 "Rule 144" means Rule 144 promulgated under the Securities Act.

                  "Rule 144A" means Rule 144A promulgated under the Securities Act.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Stockholder   Approval"   means   approval  of  the  optional
conversion provisions of the Notes on the part of the Holders by the holders of a majority of Common Stock of the Company.

                  "Unrestricted Definitive Note" means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

                  "Unrestricted Global Note" means a permanent Global Note that bears the Global Note Legend and that has the "Schedule of Exchanges and Interests in the Global Note" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Notes that do not bear the Private Placement Legend.

XII.  MISCELLANEOUS.

12.1.[Intentionally Omitted.]

12.2.Notices. Any notices or other communications to the Company or the Holders required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested. addressed as follows:

                  if to the Company:

                  Waste Systems International, Inc.
                  420 Bedford Street, Suite 300
                  Lexington, Massachusetts  02173
                  Attention: Chief Financial Officer

                  if to the Holders:

                  To the addresses listed on the Notes Registrar

                  Any party by notice to each other party may designate additional or different addresses as shall be furnished in writing by such party. Any notice or communication to any party shall be deemed to have been given or made as of the date so delivered, if personally delivered: when answered back, if telexed; when receipt is acknowledged, if telecopied: and five Business Days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

                  Any notice or communication mailed to a Note holder shall be mailed to him by first class mail or other equivalent means at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Note holder or any defect in it shall not affect its sufficiency with respect to other Note holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

12.3.[Intentionally Omitted.]

12.4.Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in Boston, Massachusetts, or the city of which the principal corporate trust office is located, are authorized or obligated by law or executive order to close. If a payment date is a Legal Holiday at such place, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

12.5.Governing Law. The Notes shall be governed by and construed in accordance with the laws of the State of Massachusetts, as applied to contracts made and performed within the State of Massachusetts. The Company irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection which it may now or hereafter have to the laying of the venue of any such suit,action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any court has been brought in an inconvenient forum. Nothing herein shall affect the right of any Note Holder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

12.6.No Adverse Interpretation of Other Agreements. This Note may not be used to interpret another indenture, loan or debt agreement of the Company or any of its subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Note.

12.7.Successors. All agreements of the Company in the Notes shall bind its successor.

12.8.Severability. In case any one or more of the provisions in the Notes shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

12.9.Registration Rights. Holders of the Notes are entitled to certain registration rights with respect to such Notes pursuant to, and subject to the terms of, the Registration Rights Agreement.

                                 ASSIGNMENT FORM

To assign this Senior Subordinated Note, fill in the form below: (I) or (we) assign and transfer this Senior Subordinated Note to

_______________________________________________________________________________
                  (Insert assignee's Soc. sec. or tax I.D. no.)
_______________________________________________________________________________

_______________________________________________________________________________

(Print or type assignee's name, address and zip code)

and irrevocably appoint________________________________________________________
to transfer this Senior Subordinated Note on the books of the Company. The agent may substitute another act for him.



Date:_______________
                             Your Signature:__________________________________
                             (Sign exactly as your name appears on the face
                              of this Senior Subordinated Note)

                             Tax Identification No:___________________________

                             SIGNATURE GUARANTEE:

                             _________________________________________________

                             Signatures must be guaranteed by an "eligible guarantorinstitution"meeting the requirements of the Registrar,which requirements include membership or participation in the Security Transfer Agent Medallion Program("STAMP")or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all I accordance with the Securities Exchange Act of 1934, as amended.

                      SCHEDULE OF EXCHANGES OF INTERESTS IN
                                 THE GLOBAL NOTE

         The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note have been made:



                   Amount of         Amount of    Principal Amount  Signature of
                  decrease in      increase in     of this Global     authorized
                Principal Amount Principal Amount  Note following    officer of
                 of this Global   of this Global   such decrease        Paying
                      Note             Note        (or increase)         Agent

Date of
Exchange

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#40063691 v3- MALLERKP - %pcb02!.DOC - 19449/2

--------

Exhibit 4.2

                    REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement (the "Agreement") is made and entered into as of May 13, 1998, by and between Waste Systems International, Inc., a Delaware corporation (the "Company"), and First Albany Corporation (the "Initial Purchaser") who has purchased or has the right to purchase up to $60,000,000 in aggregate principal amount of the Company's 7% Subordinated Notes due May 13, 2005 (the "Notes") which shall be convertible into Common Stock upon the occurrence of certain conditions described therein.

                  This Agreement is made pursuant to the Purchase Agreement, dated May 7, 1998, between the Company and the Initial Purchaser (the "Purchase Agreement"). In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights provided for in this Agreement to the Initial Purchaser and its respective direct and indirect transferees (i) for the benefit of the Initial Purchaser, (ii) for the benefit of the Holders from time to time of the Notes (including the Initial Purchaser) and the Holders from time to time of the Common Stock issuable or issued upon conversion of the Notes and (iii) for the benefit of the securities constituting the Transfer Restricted Securities (as such term is defined below). The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

                  The parties hereby agree as follow:

                 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  Advice:  As defined in Section 2(d) hereof.

                  Affiliate: An affiliate of any specified person shall mean any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

                  Agreement: This Registration Rights Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

                  Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

                  Closing Date:  May 13, 1998.

                  Common Stock: Common Stock, $.01 par value, of the Company and any other shares of common stock as may constitute "Common Stock" for purposes of the Notes, in each case, as issuable or issued upon conversion of the Notes.

                  Company:  Waste  Systems  International, Inc.,  a  Delaware
corporation,   and  any  successor corporation thereto.

                  Controlling Person:  As defined in Section 6(a) hereof.

                  Effectiveness Period:  As defined in Section 2(a) hereof.

                  Effectiveness Target Date: The 180th day following the receipt of the Stockholder Approval.

                  Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC pursuant thereto.

                  Filing Date: The 60th day after the receipt of the Stockholder Approval.

                  Holder:  Each owner of any Transfer Restricted Securities.

                  Indemnified Person:  As defined in Section 6(a) hereof.

                  Initial Purchaser:  As defined in the first paragraph hereof.

                  Notes:  As defined in the first paragraph hereof.

                  Proceeding:   An  action,  claim,  suit  or  proceeding
(including, without limitation, an investigation or partial proceeding, such as disposition), whether commenced or threatened.

                  Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the resale of any of the Transfer Restricted Securities covered by such Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all materials incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

                  Purchase Agreement: As defined in the second paragraph hereof.

                  Registration Statement: Any registration statement of the Company filed with the SEC pursuant to the Securities Act that covers the resale of any of the Transfer Restricted Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus (including pre- and post-effective amendments), all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

                  Rule 144: Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any successor rule or regulation.

                  Rule 144A: Rule 144A promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any successor rule or regulation.

                  Rule 158: Rule 158 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any successor rule or regulation.

                  Rule 174: Rule 174 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any successor rule or regulation.

                  Rule 415: Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any successor rule or regulation.

                  Rule 424: Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any successor rule or regulation.

                  Sale Notice:  As defined in Section 2(d) hereof.

                  SEC:  The Securities and Exchange Commission.

                  Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

                  Shelf Registration Statement: As defined in Section 2(a) hereof.

                  Special Counsel: Such special counsel as the Holders of Transfer Restricted Securities may from time to time appoint.

                  Stockholder Approval. The approval of the Company's stockholders of the terms of the Notes which permit conversion of the Notes into Common Stock.

                  Transfer Restricted Securities: The shares of Common Stock into which the Notes are converted or convertible (including any shares of Common Stock issued or issuable thereon upon any stock split, stock combinations, stock dividend or the like), upon original issuance thereof, and at all times subsequent thereto, and associated related rights, if any, until, in the case of any such shares of Common Stock (and associated rights) (i) the date on which the resale thereof has been registered effectively pursuant to the Securities Act and such shares have been disposed of in accordance with the Registration Statement relating thereto, (ii) the date on which the shares of Common Stock issued upon conversion of such Note are distributed to the public pursuant to Rule 144 (or any similar provisions then in effect) or are salable pursuant to Rule 144(k) promulgated by the SEC pursuant to the Securities Act or
(iii) the date on which such shares cease to be outstanding, whichever date is earliest.

                  Underwritten Registration or Underwritten Offering: A registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective Registration Statement.

                  References herein to the term "Holders of a majority in aggregate principal amount of Transfer Restricted Securities" or words to a similar effect shall mean, with respect to any request, notice, demand, objection or other action by the holders of Transfer Restricted Securities hereunder or pursuant hereto (each, an "Act"), registered holders of a number of shares of then outstanding Common Stock constituting Transfer Restricted Securities and an aggregate principal amount of then outstanding Notes constituting Transfer Restricted Securities, such that the sum of such shares of Common Stock and the shares of Common Stock issuable upon conversion of such Notes constitute in excess of 50% of the sum of all of the then outstanding shares of Common Stock constituting Transfer Restricted Securities and the number of shares of Common Stock issuable upon conversion of then outstanding Notes constituting Transfer Restricted Securities. For purposes of the immediately preceding sentence, (i) any Holder may elect to take any Act with respect to all or any portion of Transfer Restricted Securities held by it and only the portion as to which such Act is taken shall be included in the numerator of the fraction described in the preceding sentence and (ii) Transfer Restricted Securities owned, directly or indirectly, by the Company or its direct or indirect subsidiaries shall be deemed not to be outstanding.

                2.  Shelf Registration Statement.

               (a)The Company agrees to file with the SEC as soon as practicable after receipt of the Stockholder Approval, but in no event later than the Filing Date, a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering the resale of all of the Transfer Restricted Securities (the "Shelf Registration Statement"). The Shelf Registration Statement shall be on Form S-3 under the Securities Act or another appropriate form selected by the Company permitting registration of such Transfer Restricted Securities for resale by the Holders in the manner or manners reasonably designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Transfer Restricted Securities or persons holding registration rights in connection with the Company's Preferred Stock who exercise those rights in order to be included in the Shelf Registration Statement. The Company shall use all reasonable efforts to cause the Shelf Registration Statement to be declared effective pursuant to the Securities Act as promptly as practicable following the filing thereof and to keep the Shelf Registration Statement continuously effective under the Securities Act for 24 months (or 48 months in the case of any Transfer Restricted Securities held by anyone who may be deemed to be an affiliate as defined in the Act for purposes of Rule 144 under the Act) after the Closing Date (subject to extension pursuant to Sections 2(a), 2(b) and 2(d) hereof) (the "Effectiveness Period"), or such shorter period ending when there ceases to be outstanding any Transfer Restricted Securities; provided that the Company shall not be deemed to have kept a Registration Statement effective during the applicable period if it voluntarily takes or fails to take any action that results in selling Holders covered thereby not being able to sell such Transfer Restricted Securities pursuant to Federal securities laws during that period (and the time period during which such Registration Statement is required to remain effective hereunder shall be extended by the number of days during which such selling Holders are not able to sell Transfer Restricted Securities).

               (b)Supplements and Amendments. The Company shall use its reasonable efforts to keep the Shelf Registration Statement continuously effective by supplementing and amending the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities or by any underwriter of such Transfer Restricted Securities; provided that the Effectiveness Period shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 and as otherwise provided herein.

               (c)Selling Security holder Information. The Company may require each Holder of Transfer Restricted Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Transfer Restricted Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Transfer Restricted Securities of any Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each Holder of Transfer Restricted Securities to be sold pursuant to a Shelf Registration Statement further agrees to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading.

               (d)Certain Notices; Suspension of Sales. Each Holder agrees by its acquisition of such Transfer Restricted Securities to notify the Company (a "Sale Notice") not later than three (3) Business Days prior to any proposed sale by such Holder of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which notice shall be effective for five (5) Business Days. The Company may, upon written notice to such Holder, suspend such Holder's use of the Prospectus (which is part of the Shelf Registration Statement) for a reasonable period not to exceed sixty (60) days if the Company in its reasonable judgment believes it may possess material non-public information the disclosure of which at that point in time in its reasonable judgment would have a material adverse effect on the Company and its subsidiaries taken as a whole. Each Holder further agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii), 4(c)(iii), 4(c)(v) or 4(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Transfer Restricted Securities covered by such Registration Statement or Prospectus (other than in transactions exempt from the registration requirements under the Securities Act) until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(j) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. If the Company shall give any such notice, the Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each Holder shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 4(j) hereof or (y) the Advice, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

               (e)Compliance. The Company shall cause the Shelf Registration Statement and the Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC and (ii) except with respect to information provided by any Holder, not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (f)As a condition to its receipt of the benefits conferred under this Agreement, each Holder shall agree (a) to cooperate with the Company and to furnish to the Company all such information in connection with the preparation of the Registration Statement and any filings with any state securities commissions as the Company may reasonably request, (b) to the extent required by the Securities Act, to deliver or cause delivery of the prospectus contained in the Registration Statement to any purchaser of the shares covered by the Registration Statement from the Holder, and (c) to notify the Company of any sale of Transfer Restricted Securities by such Holder.

               (g)If (i) the Registration  Statement  required by this Agreement is not filed with the SEC on or prior to the Filing Date, (ii) the Registration Statement has not been declared effective by the SEC on or prior to the Effectiveness Target Date, or (iii) the Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose prior to the expiration of the applicable time period specified by this Agreement without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such default that is itself declared effective immediately (each such event referred to in clauses (i) through (iii), a "Registration Default", and each period during which a Registration Default has occurred and is continuing, a "Registration Default Period"), then the Company shall pay to each holder of Notes or Transfer Restricted Securities related to such Notes effective thereby liquidated damages ("Liquidated Damages") in addition to the base interest that would otherwise accrue on such Notes, with respect to the first 90-day period immediately following the occurrence of the first Registration Default, an amount equal to $.05 per week per $1,000 principal amount of Notes held by such Holder. The amount of Liquidated Damages will increase by an additional $.05 per week per $1,000 principal amount of Notes with respect to each subsequent 90-day period until all Registration Defaults have been cured up to a maximum amount of Liquidated Damages of $.50 per week per $1,000 principal amount of Notes. Notwithstanding anything to the contrary set forth herein, (x) upon filing of the Registration Statement in the case of
(i) above, (y) upon the effectiveness of the Registration Statement, in the case of (ii) above, or (z) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Registration Statement to again be declared effective or made usable in the case of (iii) above, the accrual of Liquidated Damages payable with respect to the Notes or Transfer Restricted Securities with respect thereto as a result of such cause (i), (ii) or (iii), as applicable, shall cease. All accrued Liquidated Damages will be paid by the Company to the Holders entitled thereto, in the manner and at such times as provided for the payment of interest as more fully set forth in the Notes. Notwithstanding the fact that any securities for which Liquidated Damages are due cease to be Transferred Restricted Securities, all obligations of the Company to pay Liquidated Damages with respect to securities shall survive until such time as such obligations with respect to such securities shall have been satisfied in full.


               3. Suspension of Rights. If, and for so long as (a) the Shelf Registration Statement is not filed with the Commission on or prior to the Filing Date or (b) the Shelf Registration Statement has not been declared effective by the Commission on or prior to the Effectiveness Target Date (each such event referred to in clauses (a) and (b) of this paragraph, a "Registration Default"), then the Notes will not be subject to mandatory conversion in accordance with the terms of the Notes; provided, however, that upon the effectiveness of the Shelf Registration Statement, the Notes will become subject to mandatory conversion in accordance with the terms of the Notes.

               4. Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall effect such registrations on the appropriate form selected by the Company available for the sale of the Transfer Restricted Securities to permit the sale of Transfer Restricted Securities in accordance with the intended method(s) of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

               (a)No fewer than five Business Days prior to the initial filing of a Registration Statement or Prospectus and no fewer than two Business Days prior to the filing of any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), furnish, upon request, to the registered (as of the most recent reasonably practicable date which shall not be more than two Business Days prior to the date such notice is personally delivered, delivered to a next-day courier, deposited in the mail or telecopied, as the case may be) Holders, and to the Special Counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents (including those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, Special Counsel and such underwriters, if any. The Company shall not file any such Registration Statement or related Prospectus or any amendments or supplements thereto to which the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities, Special Counsel, or the managing underwriters, if any, shall reasonably object within five Business Days of receipt of all documents proposed to be filed in the event of an initial filing and within two Business Days of such receipt in the event of amendments or supplemental filing.

               (b)Prepare and file with the SEC such amendments, including posteffective amendments, to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period set forth in Section 2(a) hereof; and cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

               (c)Notify the registered (as of the most recent reasonably practicable date which shall not be more than two Business Days prior to the date such notice is personally delivered, delivered to a next-day courier, deposited in the mail or telecopied, as the case may be) Holders of Transfer Restricted Securities to be sold or Special Counsel and the managing underwriters, if any, promptly (and in the case of an event specified by clause
(i)(A) of this paragraph in no event fewer than two Business Days prior to such filing), and (if requested by any such person), confirm such notice in writing,
(i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed, and, (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective,
(ii) of any request of the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information related thereto, (iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 4(1) hereof are not true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Transfer Restricted Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) of the existence of any fact and the happening of any event that makes any statement made in such Registration Statement or related Prospectus untrue in any material respect, or that requires the making of any changes in such Registration Statement or Prospectus so that in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and that, in the case of the Prospectus, such Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (d)Use all reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of any order enjoining or suspending the use or effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Transfer Restricted Securities for sale in any jurisdiction, at the earliest practicable moment;

               (e)Subject to Section 2(c) hereof, if reasonably requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold in connection with such offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Holders agree should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 4(e) that would, in the opinion of counsel for the Company, create substantial risk of violation of applicable law;

               (f)Furnish to each Holder who so requests, Special Counsel and each managing underwriter, if any, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits, unless requested in writing by such Holder, counsel or managing underwriter);

               (g)Deliver to each Holder who so requests,  Special Counsel,  and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as may reasonably be requested and, unless the Company shall have given notice to such Holder pursuant to Sections 4(c)(ii), (iii), (v) or
(vi), the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Transfer
Restricted Securities and the underwriters, if any, in connection with the offering and sale of the Transfer Restricted Securities covered by such Prospectus and any amendment or supplement thereto;

               (h)Prior to any public offering of Transfer Restricted Securities, use all reasonable efforts to register or qualify, or cooperate with the Holders of Transfer Restricted Securities to be sold, the managing underwriters, if any, and such underwriters' counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, such Transfer Restricted Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter reasonably requests in writing, keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary legally to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

               (i)In connection with any sale or transfer of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, and unless any Transfer Restricted Securities shall be in only book-entry form, cooperate with the Holders and the managing underwriters, if any, to (A) facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates shall not bear any restrictive legends, shall bear a CUSIP number different from the CUSIP number for the Transfer Restricted Securities and shall be in a form eligible for deposit with The Depository Trust Company and (B) enable such Transfer Restricted Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may request at least two Business Days prior to any sale of Transfer Restricted Securities;

               (j)Upon the occurrence of any event contemplated by Section 4(c)(vi) hereof, as promptly as practicable, prepare a supplement or amendment, including, if appropriate, a post-effective amendment, to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (k)Prior to the effective date of the first Registration Statement relating to the Transfer Restricted Securities, to provide a CUSIP number for the Transfer Restricted Securities to be sold pursuant to the Registration Statement;

               (l)Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) reasonably satisfactory to the Company and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold) in order to expedite or facilitate the disposition of such Transfer Restricted Securities, and in such connection, if an underwriting agreement is entered into and the registration is an underwritten registration, (i) make such representations and warranties to the Holders of such Transfer Restricted Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries (including with respect to businesses or assets acquired or to be acquired by any of them), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and reasonably acceptable to the Company, and confirm the same if and when requested; (ii) seek to obtain opinions of counsel to the Company and updates thereof which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and Special Counsel to the Holders of the Transfer Restricted Securities being sold, addressed to each selling Holder of Transfer Restricted Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings (including any such matters as may be reasonably requested by such Special Counsel and underwriters); (iii) use all reasonable efforts to obtain customary "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired or to be acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed (where reasonably possible) to each selling Holder of Transfer Restricted Securities and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders of Transfer Restricted Securities and the underwriters, if any, than those set forth in
Section 6 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of the Transfer Restricted Securities covered by such Registration Statement and the managing underwriters as required by law); and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold, Special Counsel or the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) of this Section 4(l) and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement(s) entered into by the Company; provided, however, notwithstanding the foregoing, the Company shall not be required to enter into more than two underwriting agreements.

               (m)Make available for inspection by a representative of the Holders of Transfer Restricted Securities being sold, any underwriter participating in any such disposition of Transfer Restricted Securities, if any, and any attorney, consultant or accountant retained by such selling Holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as they may reasonably request and as shall be reasonably necessary to enable them to exercise their due diligence responsibility (including with respect to business and assets acquired or to be acquired to the extent that such information is available to the Company), and cause the officers, directors, agents and employees of the Company and its subsidiaries (including with respect to business assets acquired or to be acquired to the extent that such information is available to the Company) to supply all information in each case reasonably requested by any such representative, underwriter, attorney, consultant or accountant and as shall be reasonably necessary to enable them to exercise their due diligence responsibility in connection with such Registration Statement; provided, however, that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons (and such persons shall so agree in writing), unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of any Registration Statement or the use of any prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement;

               (n)Comply with applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 (or any similar rule promulgated under the Securities Act), no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year), commencing on the first day of the first fiscal quarter after the effective date of a Registration Statement, which statement shall cover said period, consistent with the requirements of Rule 158; and

               (o)(i) list all Common Stock covered by such Registration Statement on any securities exchange on which the Common Stock is then listed or
(ii) authorize for quotation on The Nasdaq Small-Cap System (or the principal market on which the Common Stock is then trading) all Common Stock covered by such Registration Statement if the Common Stock is then so authorized for quotation.

               5.  Registration Expenses.

               (a)All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registration Statement is filed or becomes effective and whether or not any securities are issued or sold pursuant to any Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filings fees (including without limitation, fees and expenses incurred (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with securities or Blue Sky laws, (ii) printing expenses (including, without limitation, expenses of printing certificates for Transfer Restricted Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is required by the managing underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders (plus any local counsel reasonably deemed appropriate by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities) in accordance with the provisions of Section 5(b) hereof, (v) fees and disbursements of all independent certified public accountants referred to in
Section 4(1)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance),
(vi) Securities Act liability insurance, if the Company so desires such insurance, and (vii) fees and expenses of all other persons retained by the Company. In addition, the Company shall pay its internal expenses, the expense of an annual audit, and the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange. Notwithstanding the foregoing or anything in this Agreement to the contrary, each Holder shall pay all underwriting discounts and commissions of any underwriters and taxes of any kind (including transfer taxes) with respect to any Transfer Restricted Securities sold by it.

               (b)In connection with any registration hereunder, the Company shall reimburse the Holders of the Transfer Restricted Securities being registered in such registration for the fees and disbursements of not more than one firm of attorneys representing the selling Holders (in addition to any local counsel), which firm shall be chosen by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities. Brown, Rudnick, Freed & Gesmer shall be Special Counsel for all purposes hereof unless and until another Special Counsel shall have been selected by a majority in aggregate principal amount of the Transfer Restricted Securities and notice hereof shall have been given to the Company.

               6.Indemnification.

               (a)The Company agrees to indemnify and hold harmless (i) the Initial Purchaser, (ii) each Holder of Transfer Restricted Securities, (iii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing (any of the persons referred to in this clause (iii) being hereinafter referred to as a "controlling person"), and (iv) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchaser, each Holder of Transfer Restricted Securities, or any controlling person (any person referred to in clause (i), (ii), (iii) or (iv) may hereinafter be referred to as an "Indemnified Person"), from and against any and all losses, claims, damages, liabilities, expenses and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities, expenses or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Indemnified Person furnished in writing to the Company by or on behalf of such Indemnified Person expressly for use therein; provided that the foregoing indemnity with respect to any preliminary Prospectus shall not inure to the benefit of any Indemnified Person from whom the person asserting such losses, claims, damages, liabilities, expenses and judgments purchased securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary Prospectus is eliminated or remedied in the Prospectus and a copy of the Prospectus shall not have been furnished to such person in a timely manner, unless such Prospectus was not furnished because the Company failed to provide the Indemnified Person with sufficient copies of such corrected Prospectus within the time period required.

               (b)In case any action shall be brought against any Indemnified Person, based upon any Registration Statement or any such Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and payment of all fees and expenses. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) such Indemnified Person or Persons shall have been advised by counsel that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action or proceeding or that there may be legal defenses available to such Indemnified Person or Persons different from or in addition to those available to the indemnifying party or parties (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Persons, which firm shall be designated in writing by such Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without its written consent, but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Indemnified Person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

               (c)In connection with any Registration Statement in which a Holder is participating, such Holder agrees, severally, and not jointly, to indemnify and hold harmless the Company, its directors, its officers and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Indemnified Person, but only with reference to information relating to such Indemnified Person furnished in writing by or on behalf of such Indemnified Person expressly for use in such Registration Statement. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company based on such Registration Statement and in respect of which indemnity may be sought against any Indemnified Person, the Indemnified Person shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Indemnified Person shall not be required to do so, but may employ separate counsel therein and participate in defense thereof but the fees and expenses of such counsel shall be at the expense of such Indemnified Person), and the Company, its directors, any such officers and any person controlling the Company shall have the rights and duties given to the Indemnified Person by Section 6(b) hereof.

               (d)If the indemnification provided for in this Section 6 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities, expenses or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses and judgments (i) in such proportion as is appropriate to reflect the relative faults by the Company on the one hand and each Indemnified Person on the other hand from the offering of the Transfer Restricted Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative faults referred to in clause (i) above but also the relative benefits received by the Company and each such Indemnified Person in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or judgments, as well as any other relevant equitable considerations. The relative fault of the Company and each such Indemnified Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or such Indemnified Person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Indemnified Person were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, expenses or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6, no Indemnified Person shall be required to contribute any amount in excess of the amount by which the total net proceeds received by it in connection with the sale of the Transfer Restricted Securities pursuant to this Agreement exceeds the amount of any damages which such Indemnified Person has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Indemnified Persons' obligations to contribute pursuant to this Section 6(d) are several, and not joint, in proportion to the respective amount of Transfer Restricted Securities included in and sold pursuant to any such Registration Statement by each Indemnified Person.

               (e)The agreements contained in this Section 6 shall survive the sale of the Transfer Restricted Securities pursuant to any Registration Statement and shall remain in full force and effect, regardless of any investigation made by or on behalf of any Indemnified Person.

               7. Rules 144 and 144A.

                  The Company shall use all reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Holder, make available other information as required by, and so long as necessary to permit sales of, its Transfer Restricted Securities pursuant to Rule 144 and Rule 144A. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

                8. Underwritten Registrations.

                  If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be investment bankers of recognized national standing selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Company (which will not be unreasonably withheld or delayed).

                  No person may  participate  in any  underwritten  registration hereunder  unless  such  person  (i)  agrees  to  sell  such  person's  Transfer
Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons enticed hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                9.  Miscellaneous.

                (a)Remedies. In the event of a breach by the Company, or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, respectively, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, they shall waive the defense that a remedy at law would be adequate.

               (b) No Inconsistent Agreements. Following the date hereof, the Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company is not currently a party to any agreement granting any registration rights with respect to any of its securities to any person which conflicts with the Company's obligations hereunder or gives any other party the right to include any securities in any Registration Statement filed pursuant hereto, except for such rights and conflicts as shall have been irrevocably waived at the Closing Date. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities, following the date hereof, the Company shall not grant to any person the right to request it to register any of its securities under the Securities Act unless the rights so granted are subject in all respects to the prior rights of the Holders of Transfer Restricted Securities set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

               (c)No Adverse Action Affecting the Transfer Restricted Securities. The Company will not take any action with respect to the Transfer Restricted Securities which would adversely affect the ability of any of the Holders to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

               (d) No Piggyback on Registrations. The Company shall not grant to any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) the right to include any of its securities in any Shelf Registration Statement other than Transfer Restricted Securities.

               (e)Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof, may not be given, without the written consent of the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Transfer Restricted Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Transfer Restricted Securities may be given by Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

               (f)Notices. All notices and other communications provided for herein shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested or telecopy:

                  (i) if to a Holder, to the address of such Holder as it appears in the Note or Common Stock register of the Company, as applicable; and

                  (ii)         if to the Company, to:

                                    Waste Systems International, Inc.
                                    Lexington Office Park
                                    420 Bedford Street
                                    Lexington, MA  02173
                                    Tel:  (781) 862 3000
                                    Fax:  (781) 862 2929
                                    Attn:  Chief Financial Officer

                                    with a copy to:

                                    Goodwin, Procter & Hoar LLP
                                    Exchange Place
                                    Boston, MA  02109-2881
                                    (617) 570-1000
                                    Attn:  Thomas P. Storer, P.C.

                   (iii)     if to the Special Counsel, to:

                                    Brown, Rudnick, Freed & Gesmer
                                    One Financial Center
                                    Boston, MA  02111
                                    (617) 856-8200
                                    Attn:  Lawrence M. Levy, Esquire

or such other Special Counsel at such other address and telecopy number as a majority in aggregate principal amount of Transfer Restricted Securities shall have given notice to the Company as contemplated by Section (b) hereof.

                  Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given, when delivered by hand, if personally delivered; one Business Day after being timely delivered to a next-day air courier, five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

               (g)Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each existing and future Holder of Transfer Restricted Securities. The Company may not assign its rights or obligations hereunder without the prior written consent of each and every Holder, other than by operation of law pursuant to a merger or consolidation to which the Company is a party. In the event the Notes become convertible into common stock of another person pursuant to the terms of the Notes, the Company shall cause such person to assume the Company's obligations hereunder.

               (h)Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

               (i)Governing Law; Submission to Jurisdiction.

                  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

               (j)Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employee an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

               (k)Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All references made in this Agreement to "Section" and "paragraph" refer to such Section or paragraph of this Agreement, unless expressly stated otherwise.

               (l)Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover its reasonable attorneys' fees in addition to any other available remedy.

                  IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                                    WASTE SYSTEMS INTERNATIONAL, INC.


                                     By:_______________________________________
                                     Name:_____________________________________
                                     Title:____________________________________


                                     By:_______________________________________
                                     Name:_____________________________________
                                     Title:____________________________________


                                     FIRST ALBANY CORPORATION

                                     By:_______________________________________
                                        Authorized Signatory

#694819 v3 - WILLIASP - #w4j03!.DOC - 19449/3

Exhibit 99

                       Waste Systems International, Inc.
      Lexington Office Park, 420 Bedford Street, Suite 300, Lexington, MA 02173
                       Tel: 781-862-3000; Fax 781-862-2929


FOR IMMEDIATE RELEASE:

Contact: Waste Systems International                      Burson-Martseller
         Bob Rivkin, Executive Vice President -           Stuart Carlisle
         Acquisitions and CFO                             Tel: 212-614-4000
         Tel: 781-862-3000
--------------------------------------------------------------------------------


               WASTE SYSTEMS INTERNATIONAL COMPLETES $60 MILLION
                          SUBORDINATED DEBT OFFERING


Lexington, Massachusetts, May 13, 1998 - Waste Systems International, Inc. (WSI,
NASDAQ: WSII), a fully integrated non-hazardous solid waste management company, announced today that it has completed the sale of $60 million in principal amount of seven-year 7% Subordinated Notes through a private placement with six
(6) institutional investors.

Subject to prior approval by the Company's stockholders on or before December 31, 1998, the Notes will be convertible into common stock at a conversion price of $10 per share, representing an approximate 22% premium over the closing price of $8.25 on May 7, 1998, the transaction pricing date. Following receipt of stockholder approval, the shares will be convertible at the option of the holder at any time and can be mandatorily converted by the Company after 2 years if the Company's Common Stock closing price equals or exceeds the conversion price of $10 for a period of 20 consecutive trading days. The net proceeds of the offering will be used to close pending acquisitions and future acquisitions, and to reduce outstanding debt, as well as for general working capital purposes. The issuance of the Subordinated Notes has been structured to allow secondary market trading under Rule 144A under the Securities Act of 1933.

"This transaction strengthens our financial position and provides the necessary resources to allow WSI to continue to pursue its aggressive acquisitions strategy," commented Philip Strauss, WSI's Chairman, President and Chief Executive Officer. "We will quickly move forward on various acquisition candidates to continue to build on our solid base of operations in Vermont and Central Pennsylvania, as well as to expand primarily into other Mid-Atlantic and Northeastern markets. This financing, along with the anticipated significant expansion of the Company's credit facilities is expected to allow WSI to grow dramatically before it needs to return to the capital markets."

WSI is an innovative solid waste management company. The Company operates a fully-integrated solid waste management operation in Vermont, is building a fully-integrated solid waste management operation in Central Pennsylvania, and has entered into a contract to operate and remodel an existing 30-acre landfill in South Hadley, (Western) Massachusetts where it also expects to build a fully integrated solid waste management operation. The Company is also evaluating other acquisitions and opportunities primarily in other Mid-Atlantic and Northeastern markets.

Certain matters discussed in the press release including statements with regard to acquisition and growth plans and prospects, are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and subject to risks. Such statements should be viewed with caution. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the Company's ability to manage growth, a history of losses, the ability to identify, acquire and integrate acquisition targets, dependence on management, the uncertain ability to finance the Company's growth, limitations on landfill permitting and expansion, and geographic concentration, and the other risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission. The Company makes no commitment to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements.

                                      ####